INVESCO EMERGING OPPORTUNITY FUNDS, INC.
                        INVESCO Small Company Growth Fund

                 Supplement to Prospected dated October 1, 1997
                         as Supplemented October 8, 1997

The section of the above  Fund's  Prospectus  entitled  "Essential  Information:
Organization and Management" is amended to (1) delete the second paragraph,  and
(2) substitute the following paragraph in its place:

     The following team of individuals, led by Timothy J. Miller, serve as portfolio managers of the Fund: Stacie Cowell, C.F.A.; Timothy J. Miller, C.F.A.; and Trent E. May, C.F.A. All have been co-portfolio managers of the Fund since February 1997 and Stacie Cowell has been lead portfolio manager since June 1998. See "The Fund And Its Management."

The section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the third, fourth, fifth and sixth paragraphs, and (2) substitute the following paragraphs in their place:

     The Fund is managed by INVESCO's Growth Team which is led by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

     Stacie Cowell, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since June 1998 (co-portfolio manager since February
     1997). Ms. Cowell is also lead portfolio manager of INVESCO VIF-Small Company Growth Fund. Ms. Cowell was previously a senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. Ms. Cowell received a B.A. in Economics from Colgate University.

     Timothy J. Miller, a Chartered Financial Analyst, has been a co-portfolio manager of the Fund since February 1997. Mr. Miller is also the lead portfolio manager of INVESCO Dynamics Fund and INVESCO VIF-Dynamics Fund and co-manages INVESCO VIF-Small Company Growth Fund, INVESCO Growth Fund and INVESCO VIF-Growth Fund. Mr. Miller is also a senior vice president of INVESCO Funds Group, Inc. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors from 1979 to 1992. Mr. Miller received an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

     Trent E. May, a Chartered Financial Analyst, has been co-portfolio manager of the Fund since February 1997. Mr. May is also the lead portfolio manager of INVESCO Growth Fund and INVESCO VIF-Growth Fund and co-manages INVESCO VIF-Small Company Growth Fund. Mr. May is also a vice president of INVESCO Funds Group, Inc. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst with Munder Capital Management in Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology.

The date of this Supplement is June 1, 1998.